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                                                                    EXHIBIT 4.10

                     [LOGO OF THE PETERSEN COMPANIES, INC.]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR                                           CUSIP 716335 10 4
CERTAIN DEFINITIONS

This certifies that is the registered holder of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF THE PAR
                              VALUE $.01 EACH OF

                         THE PETERSEN COMPANIES, INC.

transferable on the books of The Petersen Companies, Inc. by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the By-laws of The Petersen Companies, Inc., and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of The Petersen Companies, Inc. and the facsimile signatures of its duly authorized officers.

Dated:

        /s/ Richard S. Willis                   /s/ Neal Vitale
        -----------------------                 -----------------------
        Richard S. Willis                       Neal Vitale
        Secretary                               President


                       COUNTERSIGNED:  BANK BOSTON, N.A.
                                       (Boston, MA or New York, NY)
                       BY:             TRANSFER AGENT and REGISTRAR
                       --------------------------------------------
                                               AUTHORIZED SIGNATURE

      The Company will furnish without charge to each stockholder who so requests a statement of the rights, privileges, restrictions, voting powers, limitations and qualifications of the several classes of stock of the Company. Requests may be directed to the Chief Financial Officer of The Petersen Companies, Inc., 6420 Wilshire Boulevard, Los Angeles, California 90048.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                      UNIF GIFT MIN ACT ______ CUSTODIAN ______
                                                        (Cust)          (Minor)
                                                   Under Uniform Gift to Minors

                                                     Act -
TEN COM - as tenants in common                                -----------------
                                                                (State)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

                                      UNIF TRANS MIN ACT ______ CUSTODIAN ______
                                                         (Cust)          (Minor)
                                               Under Uniform Transfers to Minors

                                                     Act -
                                                              -----------------
                                                                (State)

Additional abbreviations also may be used though not in the above list.

  For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ as Attorney,
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
      -------------------               ----------------------------------------
                                        SIGNATURE

                                NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.